ALLIANCE PREMIER GROWTH FUND

ANNUAL REPORT
NOVEMBER 30, 1995



LETTER TO SHAREHOLDERS                             ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

January 15, 1996

Dear Shareholder:

Alliance Premier Growth Fund has benefited a great deal from the strong sustained rally in the U.S. stock market over much of 1995. As shown in the table below, the Fund has achieved superior investment returns during the annual reporting period ended November 30, 1995. Also shown are strong returns over the period for the overall U.S. stock market, represented by the S&P 500-stock Index, and for the Russell 1000 Growth Stock Index. (Complete descriptions of these unmanaged benchmarks appear on page 4):


                        12 Months Ended November 30, 1995
                              Total Return    Ending NAV
                              ------------    ----------
   ALLIANCE PREMIER GROWTH FUND
     Class A                     +49.95%        $16.09
     Class B                     +49.01%        $15.81
     Class C                     +48.96%        $15.82

   S&P 500                       +36.95%
   RUSSELL 1000                  +37.64%


The Fund's total returns are based on the net asset values of each class of shares as of November 30; additional investment results appear on page 3. Also provided on page 4 is a chart that shows the performance of a hypothetical $10,000 initial investment in Alliance Premier Growth Fund Class A shares from inception through the end of November.

U.S. EQUITY MARKET OUTPERFORMS
Although the market witnessed a few shocks in December, there can be few complaints about the overall performance of U.S. equities in 1995. Ironically (though understandably) it is after such periods of strong performance that many investors become nervous because they believe they will eventually be faced with "paying the piper" for these impressive gains.

Our view, however, is that the market's prospects are still quite good. When compared with other stock markets, not only is the U.S. in a very strong technology leadership position, we also continue to reap the benefits from many years of corporate cost cutting and we still enjoy a competitive level for the dollar. Also important is that we now have a shift towards conservative fiscal as well as monetary policy-a change not totally appreciated by domestic investors, and certainly not by their foreign counterparts.

The risk to equity portfolios, in our view, lies more with investor reaction to individual earnings disappointments than to any news that might be construed as broadly negative for all stocks. We believe that the current estimate for a 15.5x price/earnings multiple in 1996 is not too high in today's interest rate environment.

ECONOMIC REVIEW & OUTLOOK
Today we are facing a domestic and world economic outlook that may best be described as subdued. In this context it is unlikely that inflation will become a problem, and our forecast for interest rates is that, at a minimum, there will be no major upward revision. What this means is that the competition for the U.S. equity market is essentially the 6% yield offered by the long bond. Hypothetically we can compare the two: assume, for example, a good regional bank whose stock is trading at an 11x price/earnings multiple-a 9% earnings yield-with total return prospects (earnings growth plus dividends) in the range of 10-15% annually. So, the total return from the stock, higher than the 6% bond yield, consequently supports our expectation that at least for the medium term stocks should outperform. It appears that a similar outlook is influencing 401(k) retirement plan cash flows, which are increasingly directed to equity investments.

Given the U.S.' democratic and capitalist strengths, foreign investors may be encouraged to invest in U.S. equities of comparable valuation as an alternative to accepting low local interest rates or investing in their own equity market where growth prospects are not as clear. U.S. companies in recent years have enjoyed good earnings, good cash flow, and have strengthened their balance sheets considerably-factors we should not casually dismiss. Moreover, the current slow economic environment means that corporate America must continue to focus on cost cutting, which could result in impressive earnings gains when the U.S. and world


1



                                                   ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

economies begin to experience a slightly higher rate of growth. We do not believe that such gains would be negated by a material back-up of interest rates and higher inflation.

INVESTMENT STRATEGY
In managing Alliance Premier Growth Fund, our strategy is to keep the portfolio fully invested, but to vary the degree of aggressiveness from time to time. Though today we are not as bullish as we were a year ago, we still believe the market will post respectable gains in 1996. For those who are bearish (i.e., believing the market is due for broad declines), we believe they may be unable to buy stocks materially below today's levels. However, despite our forecast for market upside, stock selection will be critical and it will be incumbent on portfolio managers to continually assess each company's fundamentals carefully and to pay particular attention to price. Because we believe that successful investing comes from the correct marriage of company fundamentals and price, stock selection for your Fund is based on a research process in which we try to assess where a particular company, and the market, are at any time both relatively and absolutely as prices fluctuate.

Looking back at 1995, three sectors performed particularly well for your Fund: technology, financial services and transportation. The 25-30% in technology stocks and around 20% in financial services stocks benefited from a lower interest rate environment, and transportation stocks such as United Airlines turned in double-digit returns for the year.

Although historically the same sectors are not top performers in consecutive years, as we look forward to 1996 we are currently maintaining positions in these areas because they still seem to have the best earnings momentum, and their prices, while not at bargain basement levels, are still reasonable in our opinion.

Thank you for your interest and investment in Alliance Premier Growth Fund. We look forward to reporting its progress to you in the coming period.

Sincerely,

John D. Carifa
Chairman and President

Alfred Harrison
Executive Vice President


2



INVESTMENT RESULTS                                 ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1995

CLASS A SHARES
                        WITHOUT         WITH
                     SALES CHARGE   SALES CHARGE
                     ------------   ------------
 . One Year              +49.95%        +43.53%
 . Since Inception*      +18.49%        +16.89%

CLASS B SHARES
                        WITHOUT         WITH
                     SALES CHARGE   SALES CHARGE
                     ------------   ------------
 . One Year              +49.01%        +45.01%
 . Since Inception*      +17.84%        +17.62%

CLASS C SHARES
 . One Year              +48.96%
 . Since Inception*      +20.08%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 9/28/92, Class A and Class B; 5/3/93, Class C.


3



                                                   Alliance Premier Growth Fund
_______________________________________________________________________________

ALLIANCE PREMIER GROWTH FUND
$10,000 INVESTMENT OVER LIFE OF FUND:
9/30/92 TO 11/30/95

$17,000
$15,000
$13,000
$11,000
$9,000

9/30/92       11/30/95

PREMIER GROWTH FUND
CLASS A: $16,402

S&P 500

RUSSELL 1000 GROWTH

This chart illustrates the total value of an assumed $10,000 investment in Alliance Premier Growth Fund Class A shares (since inception) after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard and Poor's 500-stock Index includes 500 U.S. stocks, and is a common measure of the performance of the U.S. stock market.

The unmanaged Russell 1000 Growth Stock Index compiles the 1000 largest U.S. stocks as measured by price to book ratios; those with the highest ratios are considered "growth" stocks (the remaining are considered "value" stocks).

When comparing Alliance Premier Growth Fund to the indices shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the indices.

Premier Growth Fund
S&P 500
Russell 1000 Growth


4



TEN LARGEST HOLDINGS
NOVEMBER 30, 1995                                  ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

COMPANY                                          VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Philip Morris Cos., Inc.                    $ 20,428,200            6.2%
Intel Corp., warrants 3/16/98                 14,006,250            4.2
UAL, Corp.                                    13,046,737            3.9
Applied Materials, Inc.                       12,496,625            3.8
ITT Corp.                                     12,385,125            3.7
Norwest Corp.                                 12,249,600            3.7
Tele-Communications, Inc. (Cl.A & units)      11,668,700            3.5
Merrill Lynch & Co., Inc.                     11,408,688            3.5
AirTouch Communications, Inc.                 10,790,812            3.3
McDonald's Corp.                              10,098,638            3.0
                                            $128,579,375           38.8%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1995
_______________________________________________________________________________

                                                         SHARES*
                                                 ----------------------------
PURCHASES                                          BOUGHT   HOLDINGS 11/30/95
-----------------------------------------------------------------------------
AirTouch Communications, Inc.                     176,500        370,500
American International Group, Inc.                 44,100         83,550
Applied Materials, Inc.                           148,000        257,000
AT & T Corp.                                      104,500        104,500
General Reinsurance Corp.                          34,600         34,600
ITT Corp.                                         101,000        101,000
Merrill Lynch & Co., Inc.                         172,300        205,100
Micron Technology, Inc.                           162,600        162,600
Tele-Communications, Inc.                         335,400        500,200
Travelers, Inc.                                    90,300         90,300


SALES                                               SOLD    HOLDINGS 11/30/95
-----------------------------------------------------------------------------
Caterpillar, Inc.                                  62,700             -0-
cisco Systems, Inc.                                93,600         90,300
Dow Chemical Co.                                   75,400             -0-
First Bank Systems, Inc.                           82,000         34,400
Georgia-Pacific Corp.                              26,200             -0-
Merck & Co., Inc.                                  49,200             -0-
Motorola, Inc.                                     76,400         97,600
United HealthCare Corp.                           154,700        148,100
Viacom, Inc. Cl. B                                 96,070         23,995
Xerox Corp.                                        41,700             -0-


*  Adjusted for stock splits.


5



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995                                  ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS-95.0%
CONSUMER PRODUCTS & SERVICES-39.4%
AIRLINES-8.7%
British Airways Plc. (ADR)(a)                    71,400    $ 5,024,775
KLM Royal Dutch Air                             122,410      4,223,145
Northwest Airlines Corp. Cl.A*                  128,800      6,488,300
UAL, Corp.                                       62,350     13,046,737
                                                            28,782,957

BIOTECHNOLOGY-1.2%
Amgen, Inc.*                                     83,000      4,118,875

BROADCASTING & CABLE-7.9%
AirTouch Communications, Inc.*                  370,500     10,790,812
Cox Communications, Inc.*                       120,100      2,402,000
Tele-Communications, Inc. Cl.A*                 500,200      9,253,700
Tele-Comm Liberty Media*
 (units)                                         86,250      2,415,000
Viacom, Inc. Cl.B*                               23,995      1,157,759
                                                            26,019,271

COSMETICS-1.8%
Gillette Co.                                    113,500      5,887,813

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-6.4%
Columbia/HCA Healthcare Corp.                   131,500      6,788,687
Pfizer, Inc.                                     64,100      3,717,800
Schering-Plough Corp.                            22,100      1,267,988
United Healthcare Corp.                         148,100      9,311,787
                                                            21,086,262

ENTERTAINMENT & LEISURE-1.9%
Walt Disney Co.                                 104,700      6,295,088

FOOD, BEVERAGES & TOBACCO-7.4%
Coca-Cola Co.                                    24,400      1,848,300
PepsiCo, Inc.                                    41,700      2,303,925
Philip Morris Cos., Inc.                        232,800     20,428,200
                                                            24,580,425

RESTAURANTS-3.1%
McDonald's Corp.                                226,300     10,098,638
RETAILING-1.0%
Home Depot, Inc.                                 71,200      3,159,500
Wal-Mart Stores, Inc.                            10,200        244,800
                                                             3,404,300
                                                           130,273,629


TECHNOLOGY-28.1%
COMMUNICATIONS EQUIPMENT-7.7%
cisco Systems, Inc.*                             90,300      7,596,487
Ericsson (L.M.) Telephone Co.                   108,690      2,581,388
Motorola, Inc.                                   97,600      5,978,000
Nokia Corp. (ADR)* (b)                          175,500      9,520,875
                                                            25,676,750

COMPUTER HARDWARE-4.5%
COMPAQ Computer Corp.*                          108,000      5,346,000
Hewlett-Packard Co.                             114,600      9,497,475
                                                            14,843,475

COMPUTER SOFTWARE & SERVICES-5.2%
First Data Corp.                                 32,000      2,272,000
General Motors Corp. Cl.E                       157,100      7,933,550
Microsoft Corp.*                                 46,800      4,077,450
Oracle Systems Corp.*                            63,850      2,897,194
                                                            17,180,194


6



                                                   ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
SEMI-CONDUCTORS & RELATED-10.7%
Applied Materials, Inc.*                        257,000    $12,496,625
Intel Corp., warrants 3/16/98*                  450,000     14,006,250
Micron Technology, Inc.                         162,600      8,902,350
                                                            35,405,225
                                                            93,105,644


FINANCIAL SERVICES-21.7%
BANKING & CREDIT-7.7%
First Bank Systems, Inc.                         34,400      1,775,900
First Chicago Corp.                              53,600      3,725,200
First Interstate Bancorp                         23,200      3,108,800
NationsBank Corp.                                66,400      4,739,300
Norwest Corp.                                   371,200     12,249,600
                                                            25,598,800

BROKERAGE & MONEY MANAGEMENT-3.5%
Merrill Lynch & Co., Inc.                       205,100     11,408,688

INSURANCE-5.5%
American International Group, Inc.               83,550      7,498,612
General Reinsurance Corp.                        34,600      5,177,025
Travelers, Inc.                                  90,300      5,372,850
                                                            18,048,487

MORTGAGE BANKING-3.4%
Federal Home Loan Mortgage Corp.                 93,400      7,191,800
Federal National Mortgage Assn.                  38,000      4,161,000
                                                            11,352,800

OTHER-1.6%
MBNA Corp.                                      131,400    $ 5,305,275
                                                            71,714,050


MULTI INDUSTRY-3.7%
ITT Corp.                                       101,000     12,385,125


UTILITIES-2.1%
TELEPHONE-2.1%
AT & T Corp.                                    104,500      6,897,000

Total Common Stocks and Other Investments
  (cost $253,832,263)                                      314,375,448


SHORT TERM INVESTMENTS-3.7%
COMMERCIAL PAPER-3.7%
General Electric Credit Corp.
  5.88%, 12/01/95
  (amortized cost $12,370,000)                  $12,370     12,370,000

TOTALINVESTMENTS-98.7%
  (cost $266,202,263)                                      326,745,448
Other assets less liabilities-1.3%                           4,387,469

NETASSETS-100%                                            $331,132,917


*   Non-income producing security.
(a) Country of origin - United Kingdom.
(b) Country of origin - Finland.
    Glossary:
    ADR - American Depository Receipt
    See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995                                  ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $266,202,263)          $326,745,448
  Cash                                                                      282
  Receivable for capital stock sold                                   2,765,456
  Receivable for investment securities sold                           2,675,944
  Dividend receivable                                                   274,957
  Deferred organization expenses                                        112,126
  Total assets                                                      332,574,213

LIABILITIES
  Payable for capital stock redeemed                                    441,077
  Payable for investment securities purchased                           311,368
  Advisory fee payable                                                  261,149
  Distribution fee payable                                              226,422
  Accrued expenses                                                      201,280
  Total liabilities                                                   1,441,296

NET ASSETS                                                         $331,132,917

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $20,865
  Additional paid-in capital                                        243,310,847
  Accumulated net realized gain                                      27,258,020
  Net unrealized appreciation of investments                         60,543,185
                                                                   $331,132,917

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($72,365,998/
    4,497,552 shares of capital stock issued and outstanding)            $16.09
  Sales charge-4.25% of public offering price                               .71
  Maximum offering price                                                 $16.80

  CLASS B SHARES
  Net asset value and offering price per share($238,087,540/
    15,060,319 shares of capital stock issued and outstanding)           $15.81

  CLASS C SHARES
  Net asset value, redemption and offering price per share($20,679,379/
    1,306,812 shares of capital stock issued and outstanding)            $15.82


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995                       ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign taxes withheld of $44,882)  $2,994,474
  Interest                                                349,347  $ 3,343,821

EXPENSES
  Advisory fee                                          2,261,352
  Distribution fee - Class A                              152,930
  Distribution fee - Class B                            1,690,053
  Distribution fee - Class C                              107,066
  Transfer agency                                         409,483
  Administrative                                          138,638
  Audit and legal                                          82,370
  Custodian                                                80,165
  Printing                                                 70,045
  Registration                                             66,087
  Amortization of organization expenses                    64,240
  Directors' fees                                          24,327
  Taxes                                                    18,903
  Miscellaneous                                            19,943
  Total expenses                                                     5,185,602
  Net investment loss                                               (1,841,781)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  29,212,645
  Net change in unrealized depreciation on investments              61,872,933
  Net gain on investments                                           91,085,578

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $89,243,797


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    NOVEMBER 30,   NOVEMBER 30,
                                                        1995           1994
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $ (1,841,781)  $ (2,122,069)
  Net realized gain on investments                   29,212,645     14,717,095
  Net change in unrealized appreciation
    (depreciation) on investments                    61,872,933    (19,665,055)
  Net increase (decrease) in net assets from
    operations                                       89,243,797     (7,070,029)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                          (2,048,903)            -0-
    Class B                                          (8,195,775)            -0-
    Class C                                            (420,556)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            70,088,278     (6,378,068)
  Total increase (decrease)                         148,666,841    (13,448,097)

NET ASSETS
  Beginning of year                                 182,466,076    195,914,173
  End of year                                      $331,132,917   $182,466,076


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995                                  ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Premier Growth Fund, Inc. (the "Fund), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the closing bid price. Debt securities are valued at the mean of the bid and asked price except that debt securities maturing within 60 days are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $316,110 have been deferred and are being amortized on a straight-line basis through September, 1997.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes discounts on debt securities owned. Security gains and losses are determined on the identified cost basis.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

To reflect reclassifications arising from permanent book/tax differences for the year ended November 30, 1995, $(1,841,781) was reclassified from accumulated net investment loss to accumulated net realized gain, and $(163,404) was reclassified from accumulated net realized gain to additional paid-in capital.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") an advisory fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fee, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No such reimbursement was required for the year ended November 30, 1995. Pursuant to the advisory agreement, the Fund paid $138,638 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

November 30, 1995. The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $256,719 for the year ended November 30, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $33,038 from the sale of Class A shares and $239,569 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended November 30, 1995.

Brokerage commissions paid on securities transactions for the year ended November 30, 1995, amounted to $619,643, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., ("DLJ") an affiliate of the Adviser nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,101,361 and $267,542, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $293,795,939 and $252,365,875, respectively, for the year ended November 30, 1995. There were no purchases or sales of U.S. Government or government agency obligations for the year ended November 30, 1995.

At November 30, 1995 the cost of securities for federal income tax purposes was $266,313,700. Accordingly, gross unrealized appreciation of investments was $61,977,331 and gross unrealized depreciation of investments was $1,545,583 resulting in net unrealized appreciation of $60,431,748.

NOTE E: SUBSEQUENT EVENT
Alliance Premier Growth Fund's Board of Directors has approved the acquisition by the Fund of the assets and certain liabilities of the Alliance Counterpoint Fund in exchange for each class of shares of the Fund. A meeting of shareholders is currently scheduled for February 29, 1996 to consider approval of this transaction.

12



                                                   ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                 SHARES                      AMOUNT
                        --------------------------  ---------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                        NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,
                            1995          1994           1995           1994
                        -----------  ------------  -------------  -------------
CLASS A
Shares sold              2,089,549       724,402    $29,939,297   $  8,578,358
Shares issued in
  reinvestment of
  distributions            169,905            -0-     1,789,100             -0-
Shares redeemed           (841,979)   (1,074,753)   (10,952,691)   (12,684,053)
Net increase(decrease)   1,417,475      (350,351)   $20,775,706   $ (4,105,695)

CLASS B
Shares sold              5,397,522     2,561,556    $75,559,108   $ 30,140,522
Shares issued in
  reinvestment of
  distributions            571,259            -0-     5,946,806             -0-
Shares redeemed         (3,304,696)   (3,099,737)   (41,887,940)   (36,204,123)
Net increase(decrease)   2,664,085      (538,181)   $39,617,974   $ (6,063,601)

CLASS C
Shares sold                941,434       541,546    $13,348,558   $  6,428,560
Shares issued in
  reinvestment of
  distributions             22,275            -0-       232,105             -0-
Shares redeemed           (305,550)     (225,438)    (3,886,065)    (2,637,332)
Net increase               658,159       316,108    $ 9,694,598   $  3,791,228


13



FINANCIAL HIGHLIGHTS                               ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                 CLASS A
                                -----------------------------------------------
                                   YEAR ENDED NOVEMBER 30,        SEP. 28,1992*
                                --------------------------------       TO
                                   1995       1994       1993     NOV. 30,1992
                                ---------  ---------  ---------  --------------
Net asset value, beginning
  of period                      $11.41     $11.78     $10.79     $10.00

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (loss)       (.03)      (.09)      (.05)       .01
Net realized and unrealized
  gain (loss) on investments       5.38       (.28)      1.05        .78
Net increase (decrease) in net
  asset value from operations      5.35       (.37)      1.00        .79

LESS: DISTRIBUTIONS
Dividends from net investment
  income                             -0-        -0-      (.01)        -0-
Distributions from net
  realized gains                   (.67)        -0-        -0-        -0-
Total dividends and
  distributions                    (.67)        -0-      (.01)        -0-
Net asset value, end of period   $16.09     $11.41     $11.78     $10.79

TOTAL RETURN
Total investment return based
  on net asset value (a)          49.95%     (3.14)%     9.26%      7.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)               $72,366    $35,146    $40,415     $4,893
Ratio of expenses to average
  net assets                       1.75%      1.96%      2.18%      2.17%(b)(c)
Ratio of net investment income
  (loss) to average net assets     (.28)%     (.67)%     (.61)%      .91%(b)(c)
Portfolio turnover rate             114%        98%        68%        -0-%


See footnote summary on page 16.


14



                                                   ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                 CLASS B
                                -----------------------------------------------
                                   YEAR ENDED NOVEMBER 30,        SEP. 28,1992*
                                --------------------------------       TO
                                   1995       1994       1993     NOV. 30,1992
                                ---------  ---------  ---------  --------------
Net asset value, beginning
  of period                      $11.29     $11.72     $10.79     $10.00

INCOME FROM INVESTMENT
OPERATIONS
Net investment loss                (.11)      (.15)      (.10)        -0-
Net realized and unrealized
  gain (loss) on investments       5.30       (.28)      1.03        .79
Net increase (decrease) in net
  asset value from operations      5.19       (.43)       .93        .79

LESS: DISTRIBUTIONS
Distributions from net
  realized gains                   (.67)        -0-        -0-        -0-
Net asset value, end of period   $15.81     $11.29     $11.72     $10.79

TOTAL RETURN
Total investment return based
  on net asset value (a)          49.01%     (3.67)%     8.64%      7.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)              $238,088   $139,988   $151,600    $19,941
Ratio of expenses to average
  net assets                       2.43%      2.47%      2.70%      2.68%(b)(c)
Ratio of net investment income
  (loss) to average net assets     (.95)%    (1.19)%    (1.14)%      .35%(b)(c)
Portfolio turnover rate             114%        98%        68%        -0-%


See footnote summary on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                        CLASS C
                                         -------------------------------------
                                         YEAR ENDED NOVEMBER 30,  MAY 3,1993**
                                         -----------------------       TO
                                              1995        1994    NOV. 30,1993
                                         -----------  ----------  ------------
Net asset value, beginning of period        $11.30      $11.72     $10.48

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                           (.08)       (.09)      (.05)
Net realized and unrealized gain (loss)
  on investments                              5.27        (.33)      1.29
Net increase (decrease) in net asset
  value from operations                       5.19        (.42)      1.24

LESS:DISTRIBUTIONS
Distributions from net realized gains         (.67)         -0-        -0-
Net asset value, end of period              $15.82      $11.30     $11.72

TOTAL RETURN
Total investment return based on net
  asset value (a)                            48.96%      (3.58)%    11.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $20,679      $7,332     $3,899
Ratio of expenses to average net assets       2.42%       2.47%      2.79%(c)
Ratio of net investment loss to
  average net assets                          (.97)%     (1.16)%    (1.35)%(c)
Portfolio turnover rate                        114%         98%        68%


*   Commencement of operations.
**  Commencement of distribution.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(b) If the Fund had borne all expenses, the expense ratios would have been 3.33% and 3.78% for Class A and Class B shares, respectively. The net investment loss ratios would have been (.25)% and (.75)%, for Class A and Class B, respectively.

(c) Annualized.


16



REPORT OF INDEPENDENT ACCOUNTANTS                  ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ALLIANCE PREMIER GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Premier Growth Fund, Inc. (the "Fund") at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the three years then ended and for the period September 28, 1992 (commencement of operations) to November 30, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

New York, New York
January 16, 1996


17



                                                   ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
ALFRED HARRISON, EXECUTIVE VICE PRESIDENT - INVESTMENTS
THOMAS BARDONG, VICE PRESIDENT
JAMES G. REILLY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


18



ALLIANCE PREMIER GROWTH FUND, INC.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

APGAR